Principal Variable Contracts Funds, Inc.

Supplement dated June 18, 2018
to the Statutory Prospectus dated May 1, 2018

Not all Accounts are offered in all variable annuity and variable life contracts.

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ACCOUNT SUMMARY FOR LARGECAP VALUE ACCOUNT

On June 12, 2018, the Board of Directors of Principal Variable Contracts Funds, Inc. approved the acquisition of the assets of the LargeCap Value Account (the “Account”) by the Equity Income Account (the “Proposed Merger”). July 30, 2018 shall be the record date for determination of the shareholders entitled to vote on the Proposed Merger at a Special Meeting of Shareholders of the Account tentatively scheduled for October 1, 2018. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of the Account in August 2018. The Proposed Merger, if approved by shareholders, is expected to occur on October 12, 2018. In preparation for the Proposed Merger, the Account may deviate from its stated investment objective and strategies.

On October 12, 2018, delete all references to the LargeCap Value Account from the prospectus.

ACCOUNT SUMMARIES FOR THE ACCOUNTS LISTED BELOW

Principal LifeTime Strategic Income Account
Principal LifeTime 2010 Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Principal LifeTime 2060 Account

Under Management, delete Matthew Annenberg from the alphabetical list of portfolio managers.

MANAGEMENT OF THE FUND

Under The Manager and Advisor, delete information related to Matthew Annenberg.

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